                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



                                October 26,1999
               Date of report (Date of earliest event reported)



                              G & L REALTY CORP.
                              ------------------
              (Exact name of registrant as specified in charter)



            Maryland                          1-12566                        95-4449388
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(State or Other Jurisdiction of         (Commission File Number)     (IRS Employer Identification
         Incorporation)                                                         No.)
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             439 N. Bedford Drive, Beverly Hills, California 90210
             -----------------------------------------------------
           (Address of principal executive of offices)   (Zip code)


       Registrant's telephone number including area code: (310) 273-9930


                                Not applicable.
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On October 26, 1999, G & L Realty Corp. announced results for its third quarter ended September 30, 1999. The full text of the press release is included as Exhibit 99 to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

       Exhibit No.  Description

       99           Press Release issued by G & L Realty Corp. on October 26,
                    1999 announcing results for the third quarter ended
                    September 30, 1999.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 G & L REALTY CORP.


                                 By:   /s/ David E. Hamer
                                       ------------------
                                       David E. Hamer
                                       Chief Accounting Officer


DATED:    October 27, 1999


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